UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 14, 2015

THE DOW CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3433	38-1285128
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2030 DOW CENTER, MIDLAND, MICHIGAN 48674

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 989-636-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors

(a) Effective May 14, 2015, Arnold A. Allemang retired from the Board of Directors (“Board”) of The Dow Chemical Company (the “Company”) consistent with the retirement guidelines in the Company’s Corporate Governance Guidelines.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on May 14, 2015 for the purposes of (i) electing 13 directors to hold office until the next annual meeting of stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year; (iii) holding an advisory vote on executive compensation; and (iv) holding a vote on one stockholder proposal.

All of management’s nominees for director as named in the Company’s Proxy Statement were elected by the votes set forth in the table below.

Election of Directors.

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Ajay Banga	808,990,499	12,145,288	5,433,560	157,924,413
Jacqueline K. Barton	809,872,759	12,317,787	4,378,001	157,924,413
James A. Bell	798,322,383	23,343,922	4,903,042	157,924,413
Richard K. Davis	794,333,948	26,762,257	5,473,142	157,924,413
Jeff M. Fettig	791,508,890	30,267,230	4,793,227	157,924,413
Andrew N. Liveris	772,719,539	46,799,695	7,050,113	157,924,413
Mark Loughridge	805,062,741	16,381,562	5,125,044	157,924,413
Raymond J. Milchovich	800,256,702	21,038,896	5,273,749	157,924,413
Robert S. Miller	788,833,305	32,145,197	5,590,845	157,924,413
Paul Polman	803,989,578	17,525,956	5,053,813	157,924,413
Dennis H. Reilley	800,349,290	21,274,004	4,946,053	157,924,413
James M. Ringler	740,665,142	80,968,145	4,936,060	157,924,413
Ruth G. Shaw	806,173,333	15,978,712	4,417,302	157,924,413

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year was ratified by the votes set forth in the table below.

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Ratification of independent registered public accounting firm	966,792,906	13,753,563	3,947,291	N/A

The Company’s executive compensation was approved, on an advisory basis, by the votes set forth in the table below.

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Advisory vote on executive compensation	720,972,614	95,093,778	10,502,955	157,924,413

The stockholder or a representative failed to appear and present the proposal to limit accelerated executive pay and accordingly the proposal was not considered or voted on at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOW CHEMICAL COMPANY
Registrant

Date:	May 19, 2015

/s/ AMY E WILSON
Amy E. Wilson
Corporate Secretary and Assistant General Counsel